================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

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Check the appropriate box:

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                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   QAD, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
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Notes:

[LOGO OF QAD]

                                                                        QAD INC.
                                                                   6450 Via Real
                                                   Carpinteria, California 93013
                                                                    805-684-6614

                                 May 16, 1999


To All QAD Stockholders:

     On behalf of the Board of Directors of QAD Inc., I cordially invite you to attend the annual meeting of stockholders of QAD to be held at the Fess Parker's DoubleTree Resort, 633 East Cabrillo Street, Santa Barbara, California, on June 22, 1999 at 10:00 a.m. Pacific Time. A notice of the meeting, form of proxy and a proxy statement containing information about the matters to be acted upon at the annual meeting are enclosed.

          At this year's meeting you will be asked to elect one director, to approve an increase in the number of shares of QAD's common stock reserved for issuance under the QAD Inc. 1997 Stock Incentive Program by 4,000,000 shares and to ratify the selection of the independent auditors. The accompanying notice of the meeting and proxy statement describes these proposals. We encourage you to read this information carefully.

          Whether in person or by proxy, it is important that your shares be represented at the annual meeting. To ensure your participation in the annual meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the annual meeting and wish to vote your proxy in person, you can revoke your previously voted proxy at the meeting.

     We look forward to seeing you at the annual meeting.

                                    Sincerely,



                                    Karl F. Lopker
                                    Chief Executive Officer

                                 [LOGO OF QAD]

                                    QAD Inc.

                                 6450 Via Real

                         Carpinteria, California  93013

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 22, 1999
                            10:00 a.m. Pacific Time

  To the Stockholders of QAD Inc.:

  NOTICE is hereby given on the annual meeting of stockholders of QAD Inc., a Delaware corporation will take place on Tuesday, June 22, 1999, 10:00 a.m. Pacific Time at Fess Parker's DoubleTree Resort, 633 East Cabrillo Street, Santa Barbara, California.

  Purposes:

     1. To elect one director to hold office until the annual meeting of stockholders in 2002 (Class I Director);

     2. To approve an amendment to the QAD Inc. 1997 Stock Incentive Program increasing the number of shares of common stock reserved for issuance by 4,000,000 shares;

     3.   To ratify the appointment of independent auditors; and

     4.   To conduct other business if it is properly raised.

  The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record on May 11, 1999 are entitled to vote at the meeting.

  Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope.

                                    By Order of the Board of Directors


                                    Joseph E. Nida,
                                    Secretary
                                    Carpinteria, California
                                    May 16, 1999

                                   QAD Inc.
                                6450  Via Real
                             Carpinteria, CA 93013


                                 PROXY STATEMENT

  QAD's board is using this proxy statement to solicit proxies from the holders of QAD Inc. common stock to be used at the annual meeting of stockholders. This meeting will be held at 10:00 a.m. Pacific Time. We are first mailing this proxy statement and the accompanying form of proxy to QAD stockholders on or about May 16, 1999.

Matters relating to the annual meeting:

     Time and Place:               June 22, 1999
                                   10:00 a.m. Pacific Time
                                   Fess Parker's DoubleTree Resort
                                   633 East Cabrillo Street
                                   Santa Barbara, California 93103

     Record Date:                  May 11, 1999

     Outstanding Shares Held on
     Record Date:                  30,128,528 shares of common stock

     Shares Entitled to Vote:      30,128,528 shares of common stock

     Quorum Requirement:           A quorum of shareholders is necessary to hold
                                   a valid meeting. The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote at the meeting is a quorum.

                                   Abstentions and broker "non-votes" count as present for establishing a quorum. Shares held by QAD in its treasury do not count toward a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

     Shares Beneficially
     Owned by QAD Officers
     and Directors on
     May 11, 1999:                 19,508,774 shares of common stock, including
                                   exercisable options. These shares represent in total approximately 65 percent of the voting power of QAD's common stock. These individuals have indicated that they will vote in favor of the proposals recommended by QAD's board.

     Annual report:                The annual report to stockholders that
                                   accompanies this proxy statement is not proxy soliciting material.

     Company contact:              For additional information or copies of the
                                   annual report please contact:

                                   QAD Inc.
                                   Attn: Investor Relations
                                   6450 Via Real
                                   Carpinteria, California 93013

The proposals and vote necessary to approve them:

     ITEM I: To elect one director to hold office until the annual meeting of stockholders in the year 2002 (a Class I director).

               Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the director nominees with the most affirmative votes are elected to fill the available seats. Only the number of votes "FOR" affect the outcome. Withheld votes and abstentions have no effect on the vote.

               Because only one director is up for election, the single nominee with the greatest number of votes will be elected to fill the vacancy.


     ITEM II: To approve an amendment to the QAD Inc. 1997 Stock Incentive Program increasing the number of shares of QAD common stock reserved for issuance under the plan by 4,000,000 shares.

               The approval of the amendments to the QAD Inc. 1997 Stock Incentive Program to increase the shares reserved for issuance under the plan requires the affirmative vote of a majority of the votes cast by holders of the common stock present, in person or by proxy, and entitled to vote at the meeting. Withheld votes and abstentions have the same effect as a vote against.

     ITEM III: To ratify the appointment of KPMG LLP as QAD's independent auditors for QAD's 2000 fiscal year.

               Ratification of the selection of KPMG LLP as QAD's independent auditors for the 2000 fiscal year requires a majority of the votes cast by holders of the common stock. Abstentions have no effect on the vote.

     ITEM IV:  To conduct other business if it is properly raised.

  Under New York Stock Exchange rules, which govern most brokers, if your broker holds your shares in its name, your broker is generally permitted to vote your shares on each of Items I, II and III in its discretion if it does not receive voting instructions from you. If a broker determines that, under applicable rules, it is not entitled to vote your shares without your voting instructions, a broker non-vote will occur. This will have no effect on the election of directors and will have the effect of not being entitled to vote and not cast on Items II and III, and therefore not counted as a vote for or against those Items.

  The stockholders have no dissenters' or appraisal rights in connection with any of Items I, II or III.

Proxies

  Voting instructions are included on your proxy card. If you properly submit your proxy in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or withhold authority to vote for QAD's director nominee. You also may vote for or against the other proposals or abstain from voting.

  If you submit your proxy but do not make specific choices, your proxy will follow the board's recommendations and vote your shares:

  FOR the election of the one director nominee; FOR the amendment of the QAD Inc. 1997 Stock Incentive Program to increase the number of shares reserved under the plan by 4,000,000 shares; FOR the ratification of KPMG LLP as the independent auditors for fiscal year 2000; FOR any proposal by QAD's board to adjourn the annual meeting; and, in its discretion as to any other business as may properly come before the annual meeting.

  Voting your proxy. You may vote in person at your meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. You may be requested to present documents for the purpose of establishing your identity. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on May 11, 1999, the record date for voting.

  Revoking your proxy. You may revoke your proxy before it is voted by either submitting a new proxy with a later date, notifying QAD's Secretary in writing at the address provided above before the meeting that you have revoked your proxy, or by voting in person at the meeting.

  People with disabilities. We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write QAD's Secretary at least two weeks before the meeting at the number or address on the first page of this proxy statement.

  Confidential voting. Independent inspectors count the votes. Your individual vote is kept confidential unless special circumstances exist. For example, a copy of your proxy card will be sent to QAD if you write comments on the card.

  Proxy solicitation. The Company pays its own costs of soliciting proxies. In addition to this mailing, QAD employees may solicit proxies personally.

Other Business; Adjournments

  Management is not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including adjourning the meeting.

  Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of the meeting.


                             ELECTION OF A DIRECTOR
                                    (ITEM I)

  Pursuant to QAD's certificate of incorporation, the board of directors is divided into three classes of directors, with each class having a number of directors as nearly equal in number as possible and with the terms of each class
expiring in a different year.   The members of the board serve for three years.
The terms of office of the members of one class of directors expire each year in rotation so that the members of one class are elected at each annual meeting for full three-year terms. The term of office of only one of the present directors will expire at this annual meeting.

  One director has been nominated for election to a three-year term expiring at the annual meeting in 2002. The terms of the other directors will continue as indicated below.

  Valid proxies received will be voted, unless contrary instructions are given, to elect the one nominee named in the following table to Class I of the board of
directors.   Should the nominee decline or be unable to accept the nomination to serve as a director, an event that is not currently anticipated, your proxies will have the right, in their discretion, to vote for a substitute nominee designated by the board of directors, to the extent consistent with QAD's certificate of incorporation and its bylaws.

Nominee for Director

  The nominee for director to be elected by the stockholders is currently a member of the board. If elected, the nominee will hold office until the annual meeting of stockholders in 2002, as specified in the table and until his successor is duly elected and qualified.

Nominee for Director to Hold Office Until 2002


Name                                    Age        Director Since        Positions with the Company            Committees
-------------------------------       ------    ---------------------   -----------------------------        --------------
Evan M. Bishop                          45              1981               Director, Functional
                                                                           Architect/Manufacturing

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCUMBENT DIRECTOR IDENTIFIED ABOVE.

Incumbent Directors not standing for election

  The following table sets forth information about the other four members of the board of directors none of whom are up for election at the 1999 annual meeting.

Directors Holding Office Until 2000


Name                                    Age         Director Since         Positions with the Company           Committees
-------------------------------       ------    ---------------------   --------------------------------      ---------------
Karl F. Lopker                          47              1981            Director, Chief Executive              Audit (Ex Officio),
                                                                        Officer                                 Compensation

Pamela M. Lopker                        44              1979            Director, Chairman of the Board
                                                                        and President
Directors Holding Office Until 2001

Name
-------------------------------

Peter R. van Cuylenburg                 50              1997            Director                                  Audit,
                                                                                                                Compensation

Koh Boon Hwee                           48              1997            Director                                  Audit,
                                                                                                                Compensation

Information Concerning the Nominee for Election and the other Incumbent
Directors

  Set forth below is information with respect to the single nominee for election to the board of directors who is standing for election at the 1999 annual meeting.

  EVAN M. BISHOP

  Evan M. Bishop has served the company as a Director since joining QAD in 1981. Mr. Bishop currently also holds the position of Functional Architect/Manufacturing. Mr. Bishop is certified in Production and Inventory Management by the American Production and Inventory Control Society. Mr. Bishop holds a Bachelor of Arts degree in Mathematics and Economics from the University of California at Santa Barbara.

  Set forth below is information with respect to the other incumbent directors who are not standing for election at the 1999 annual meeting.

Directors holding office until the 2000 annual meeting of stockholders:

  KARL F. LOPKER

  Karl F. Lopker has served as Director, Chief Executive Officer and Secretary since joining the company in 1981. Mr. Lopker was founder and President of Deckers Outdoor Corporation from 1973 to 1981, where he currently serves as a Director. Mr. Lopker is certified in Production and Inventory Management at the

Fellow level by the American Production and Inventory Control Society. Mr. Lopker studied Electrical Engineering and Computer Science at the University of California at Santa Barbara. Mr. Lopker and Pamela Lopker are married to one another.

  PAMELA M. LOPKER

  Pamela M. Lopker founded QAD in 1979 and has been its Chairman of the Board and President since inception. Prior to founding the company, Ms. Lopker served as Senior Systems Analyst for Comtek Research from 1977 to 1979. Ms. Lopker is certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California at Santa Barbara. Ms. Lopker and Karl Lopker are married to one another.

Directors holding office until the 2001 annual meeting of stockholders:

  KOH BOON HWEE

  Koh Boon Hwee was appointed an outside director in September 1997. Mr. Koh currently serves as Executive Chairman of Singapore-based Wuthelam Group, a diversified holding company whose core businesses include electronics manufacturing; paints, coating and chemicals and private direct investments. Mr. Koh also serves as Chairman of Singapore Telecom, Singapore Post and the Council of the Nanyang Technological University. He serves on the boards of several other statutory and public organizations including the Securities Industry Council, the Institute of Policy Studies, Singapore International Foundation and the Singapore-U.S. Business Council.

  PETER R.  VAN CUYLENBURG

  Peter R. van Cuylenburg was appointed an outside Director in November 1997. Mr. van Cuylenburg is the president of Quantum Corporation's Specialty Storage Products Group, based in Milpitas, California. He also serves on the board of directors of Dynatech Corporation and Mitel Corporation. Past board memberships include NeXT Computer and Cable and Wireless, plc. Mr. van Cuylenburg's career includes executive posts at Xerox Corporation, NeXT Computer, Inc., Cable and Wireless, plc., and Texas Instruments, in the U.K., U.S. and France. Mr. van Cuylenburg holds a Diploma in Electrical Engineering from Bristol Polytechnic and an Honorary Doctorate of Technology from Bristol Polytechnic.

Compensation of Directors

  QAD employees receive no extra pay for serving as directors. Directors are reimbursed for direct expenses relating to their activities as members of the board of directors. Pursuant to our 1997 Stock Incentive Program, directors are eligible to participate in the Nonqualified Stock Option Plan and directors who are not employees may participate in the Non-Employee Director Stock Option Plan.

  Upon joining QAD in 1997, Mr. Koh and Mr. van Cuylenburg each were granted by the board of directors a nonqualified stock option for 15,000 shares of common stock. QAD also granted to Mr. Koh and Mr. van Cuylenburg a nonqualified stock option for 7,500 shares each in fiscal 1999. The grant date of the first 15,000 share option to each director was the date of the director's appointment to the board of directors or their retention as a consultant, whichever was earlier. The grant date of the second option was the first anniversary of the director's appointment as a director.

  QAD also has committed to grant to Mr. Koh and Mr. van Cuylenburg additional options, each to acquire 7,500 shares of common stock in fiscal 2000, on the second anniversary of each director's appointment, provided the director is still then a director. All of the options vest in four equal installments on each of the first through fourth anniversaries of the respective grant date.

  QAD intends to continue to make appropriate awards under the 1997 Stock Incentive Program to each non-employee director upon election to the board.

  In October 1998, QAD's board, with non-employee directors abstaining, adopted a stock grant plan to supplement stock option grants to non-employee directors. The plan provides that each non-employee director be granted 7,500 shares annually, in four quarterly installments of 1,875 shares each. The installments are made at the beginning of each calendar quarter, subject to each non-employee director purchasing at least a corresponding number of shares in the open market. For every share purchased, one share will be granted, up to 1,875 shares per quarter. A director may cumulate the rights under the plan for up to three quarters per year, but all purchases must occur before the end of each year of the plan. In addition, each non-employee director must agree that the shares purchased or granted will be held for three years from the purchase date. If non-employee director status is terminated prior to the expiration of the three-year period, except for death or a change in control of QAD, the shares that were granted will be forfeited to QAD. The plan commenced as of the fiscal quarter beginning November 1, 1998. The plan will continue through the quarter ending October 31, 1999, at which time the directors who do not participate in the plan will evaluate the effectiveness of the plan to determine whether it should be renewed or revised.

Board of Directors

  During fiscal 1999, the board of directors held four regularly scheduled and special meetings and acted by unanimous written consent on nine occasions. During fiscal 1999, all directors attended at least seventy-five percent (75%) of the meetings of the board, and of the meetings of committees of the board of which they were a member. In addition to attending meetings, directors also discharge their responsibilities by review of company reports to directors, visits to company facilities, correspondence and telephone conferences with executive officers and others regarding matters of interest and concern to QAD.

Board Committees

  The board appoints committees to work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

  Audit Committee

  The audit committee is composed of the following directors: Mr. van Cuylenburg (Chair), Mr. Koh and Mr. Lopker (ex officio).

  The audit committee met on four occasions during fiscal 1999. The committee is responsible for accounting and internal control matters. Duties of the audit committee include: reviewing with management the internal auditors and the independent auditors policies and procedures with respect to internal controls and significant accounting matters; approving the audited financial statements prior to public distribution; approving any significant changes in accounting principles or financial reporting practices; reviewing independent auditor services and making recommendations regarding the independent auditor firm for the following year. In addition to its regular activities, the committee is on call to meet at the request of the independent accountants, controller or internal auditor whenever a special situation arises.

  Compensation Committee

  The compensation committee is composed of the following directors: Mr. van Cuylenburg (Chair), Mr. Koh, and Mr. Lopker.

  The compensation committee (including for purposes of administering the QAD Inc. 1997 Stock Incentive Program) met on one occasion during fiscal 1999. Duties of the compensation committee include: recommending to the board of directors the compensation and cash bonus plans, including the objectives to be achieved with respect to the chairman of the board and president, chief executive officer and the other executive officers; administering QAD's compensation plans for the same executives;

determining equity compensation for all employees; reviewing and approving the cash compensation and bonus objectives recommended by the chairman of the board and president and the chief executive officer for the other executive officers; and reviewing various matters relating to employee compensation and benefits.

  Mr. Lopker is recused from all matters involving QAD's chairman of the board and president and the chief executive officer and he does not participate in administration of the QAD Inc. 1997 Stock Incentive Program. A sub-committee of the compensation committee composed of Messrs. Koh and van Cuylenburg administers, and makes all determinations concerning matters relevant to the stock incentive program.

  Compensation Committee Interlocks and Insider Participation

  Messrs. van Cuylenburg, Koh and Lopker currently are members of the compensation committee. Mr. Lopker is the chief executive officer of QAD. No other interlocking relationships exist between the compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Board Compensation Committee Report on Executive Compensation

  The compensation committee believes that the compensation levels of QAD's executive officers, who provide leadership and strategic direction, should consist of (1) base salaries that are commensurate with executives of other comparable software companies and (2) cash bonus opportunities based on achievement of company objectives. These objectives are set by the compensation committee with respect to the chairman and president and chief executive officer and they are set by the chairman and the chief executive officer, in consultation with the compensation committee, for the other executive officers. The compensation committee also believes that it is important to provide executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in the performance of the common stock, thereby aligning management's interests with those of the stockholders.

  The compensation committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (1) QAD's performance measured by attainment of specific strategic objectives and operating results, (2) the individual performance of each executive officer, including the achievement by the executive (or the executive's functional group) of identified goals, and (3) historical cash and equity compensation levels.

  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1,000,000 paid to the company's chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The QAD Inc. 1997 Stock Incentive Program includes provisions which will enable QAD to meet those requirements if it becomes necessary. Because the compensation committee has not yet been and does not anticipate being faced in the near future with compensation levels that are affected by Section 162(m), the compensation committee has not yet determined that meeting those requirements will necessarily be in the best interest of the QAD.

  Cash Compensation

  The base salaries of the executive officers are generally set at the time of their initial hiring, subject to possible increases in future periods.

  As stated above, the compensation of executive officers also is based in part upon corporate performance, individual performance and comparative industry compensation levels. Each year, management establishes a performance plan with the compensation committee. The annual plan sets forth overall goals to be achieved by QAD, as well as specific performance goals to be achieved by each of its executive officers according to his or her duties and responsibilities.

   For fiscal 1999, the compensation committee set the overall corporate goals to focus exclusively on QAD's financial performance. The financial performance criteria and the bonus eligibility for achievement of the overall corporate goals were weighted, as follows: revenue--40%; profit after tax--40%; and accounts receivable collection--20%.

  QAD did not meet any of the financial performance criteria established by the committee in fiscal 1999 and no bonuses were paid to any executives under this aspect of the bonus program. The portion of bonuses paid to executives was based on individual performance goals for fiscal 1999.

  The base salaries of each of the executive officers named in the following summary compensation table were either set by, or determined by reference to, the executives' compensation with QAD prior to QAD's initial public offering or the terms of the executive's initial hiring. Except for Ms. Lopker and Mr. Lopker, bonus compensation for these executives was determined based on a formula that tied the target bonus objective (which in most instances is established as a percentage of base salary) to the achievement by QAD of the overall corporate goals described above and to the achievement of specified individual or functional area goals. Under this formula, the executive officers' bonus amounts could be greater or less than the target bonus objective based on QAD's and the executives' performance against such goals. In fiscal 1999, Ms. Lopker and Mr. Lopker received no bonus. The other executives' bonuses, which were tied to achievement of individual goals, are identified in the Summary Compensation Table that follows. On average, the compensation committee believes the cash compensation for the executive officers is comparable to industry salary and bonus levels.

  Equity Compensation

  The non-employee members of the compensation committee administer and authorize all grants and awards made under the 1997 Stock Incentive Program. In some instances, awards are authorized for new employees as incentives to join QAD. In determining whether and in what amount to grant stock options or other equity compensation to executive officers in fiscal 1999, the non-employee members of the compensation committee considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the executive officers. The compensation committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally talented executives who are necessary to achieve QAD's long-term goals, especially at a time of significant competition and other challenges in the industry.

  In fiscal 1999, the board agreed that in order to provide incentives to its employees, repricing of outstanding options was needed to align the option exercise price more closely with the fair market value of the underlying common stock as determined by the marketplace. Therefore, QAD implemented a program whereby option holders under the 1997 Stock Incentive Program could exchange higher priced option shares for the same number of lower priced option shares. The new options were issued on August 14, 1998 at $5.1875 per share. The repricing excluded QAD officers and directors and prohibited employees from exercising repriced options for the next 12 months. QAD officers and directors whose options were not repriced were issued additional grants under the same plan.

  During fiscal 1999, the non-employee members of the compensation committee approved grants of equity compensation to the executive officers named in the Summary Compensation Table below who received grants and the committee also approved grants of equity compensation to other executive officers, consistent with the board of directors' and the compensation committee's overarching policy of granting equity compensation to key executives and to employees in general.


                            The Compensation Committee

                            Koh Boon Hwee
                            Peter R. van Cuylenburg
                            Karl F. Lopker

Executive Compensation

  No executive officer named in the following table received perquisites or other personal benefits, securities or property in an amount in excess of the lesser of $50,000 or 10 percent of that officer's cash compensation, nor did all named officers together receive that type of other compensation in excess of the lesser of $50,000 times the number of named officers or 10 percent of the named officers' aggregate cash compensation.

SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                     Compensation
                                                                                   -----------------
                                                Annual Compensation                     Awards
                                       -----------------------------------         -----------------
                                                                                       Restricted
                                                                                         Stock                    All Other
Name and                                 Fiscal      Salary         Bonus                Awards                  Compensation
Principal Position                        Year         ($)           ($)                  ($)                      ($) (1)
---------------------------------      ----------   ---------      -------         -----------------            --------------
Pamela M. Lopker                           1999      162,500            --                        --                        --
  Chairman of the Board and                1998      162,500        49,574                        --                        --
   President                               1997      170,236        83,902                        --                        --


Karl F. Lopker                             1999      162,500            --                        --                        --
  Chief Executive Officer                  1998      162,500            --                        --                        --
                                           1997      166,561       127,143                        --                        --

A. J. Moyer (2)                            1999      225,611        56,800    (3)            305,000    (4)             14,400
  Executive Vice President,
   Chief Financial Officer

Rita V. Foley (5)                          1999      205,578        26,344                        --                   189,595 (6)
  Executive Vice President,                1998      121,174       125,658                        --                    37,352 (6)
    Sales and Marketing

Vincent P. Niedzielski                     1999      244,215        45,360                        --                        --
  Executive Vice President,                1998      245,000        54,000                        --                        --
   Research & Development                  1997      205,857            --                   190,500    (7)                 --


Barry R. Anderson                          1999      179,000        52,009    (8)                 --                     5,164
  Executive Vice President,                1998      134,750        43,500    (8)                 --                    10,145
   Administration

---------------
(1) Except for (6) below, "All other Compensation" comprises of reimbursements for relocation costs.

(2) Mr. Moyer joined QAD on April 1, 1998. As a result, the compensation received by him for fiscal 1999 is for the 10 month period ended January 31, 1999.

(3) Does not include a loan in the amount of $50,000, which is subject to forgiveness over a six year period. None of the loan was forgiven in fiscal 1999, and, correspondingly, no compensation is reflected in the table.

(4) The restricted stock granted to Mr. Moyer vests ratably over a three year period, with no shares having vested in fiscal 1999.

(5) Rita V. Foley is no longer an employee of QAD and the compensation for fiscal 1999 is for the nine month period ended October 31, 1998.

(6) The $189,595 consists of $126,000 for severance and $63,595 for relocation cost reimbursement in fiscal 1999. The $37,352 was reimbursement for relocation costs in fiscal 1998.

(7) The restricted stock granted to Mr. Niedzielski vests ratably over a five year period, with a portion of the shares having vested in January 1998 and January 1999.

(8) During fiscal 1998 a loan was issued in the amount of $77,728, which is subject to forgiveness over a three year period. None of the loan was forgiven in fiscal 1998. $25,909 of the loan was forgiven in fiscal 1999 and, correspondingly, the compensation in fiscal 1999 is reflected in the table.

Option Grants in Fiscal 1999

  The following table sets forth option grants made in fiscal 1999. QAD did not grant any stock appreciation rights in fiscal 1999.

                                            Percent of
                            Number of          Total
                           Securities         Options          Exercise
                           Underlying       Granted to          Or Base
Name and                     Options         Employees           Price         Expiration         Present
Principal Position         Granted (1)      In FY 1999         ($/Share)          Date         Value ($) (2)
---------------------------------------------------------------------------------------------------------
Karl F. Lopker                     --            --                  --               --                --

Pamela M. Lopker                   --            --                  --               --                --

A. J.  Moyer                  150,000                          $15.2500          3/30/06         1,642,943
                               75,000          11.7% (3)       $ 5.1875          8/12/06           279,435
Rita V. Foley                      --            --                  --               --                --

Vincent P. Niedzielski         20,000           1.0%           $ 5.1875          8/12/06            74,516

Barry R. Anderson              30,000                          $ 5.1875          8/12/06           111,774
                               25,000           2.9% (3)       $ 4.2500         11/30/06            76,312

---------------
(1) All granted options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant, and expire in eight years.

(2) The fair value of each option grant is estimated on the date of grant using the Black-Scholes model of option valuation to determine grant date fair value, as prescribed under Statement of Financial Accounting Standards No. 123 Accounting for Stock-Based Compensation, with the following assumptions:

         Expected stock price volatility                            75%
         Risk-free interest rate                                    5.5%
         Expected life of options                                   6.5 years
         Expected dividend yield                                    0.00%

     QAD's stock options currently are not transferable, and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. Assumptions for stock price volatility are based on the variance of monthly closing prices of QAD stock from its initial public offering date to the present averaged against the volatility for a peer group.. The risk-free rate of return used equals the average yield on 10-year zero coupon U.S. Treasury issues for fiscal year 1999. No discount was applied to the value of the grants for non-transferability, and risk of forfeiture was accounted for in the expected life of the options.

(3)  Represents the combined percentage for both grants.

Option Exercises in Fiscal 1999 and Fiscal Year End Option Values



   Value of

                                                                      Number of Securities                   Unexercised
                                   Shares                            Underlying Unexercised                  In-The-Money
                                  Acquired           Value                Options/SARs                       Options/SARs
                                 on Exercise        Realized          At Fiscal Year-End                 At Fiscal Year-End
Name                                 (#)              ($)                    (#)                                (#)(1)
-------------------------        -----------      -----------  ---------------------------------------------------------------------
                                                                Exercisable       Unexercisable       Exercisable      Unexercisable
                                                               -------------     ---------------     --------------    -------------
Karl F. Lopker                            --               --             --                  --                 --               --
Pamela M. Lopker                          --               --             --                  --                 --               --
A. J. Moyer                               --               --             --             225,000                 --               --
Rita V. Foley                             --               --             --                  --                 --               --
Vincent P.  Niedzielski                   --               --         26,667              73,333                 --               --
Barry R. Anderson                         --               --         12,500             102,500                 --               --

__________________
(1) The difference between the option exercise price and the market price of QAD common stock at the fiscal year end. The actual gain, if any, realized will depend on the market price of QAD stock at the time of exercise. "In-the-money" means the market price of the stock is greater than the exercise price of the option on the date specified.

Employment Agreements and Change of Control Arrangements

    Each of Mr. Moyer, Mr. Anderson, and Ms. Foley have or had severance agreements that provide for the payment to them of an amount equal to six months' salary in the event of a termination of their employment with QAD. In fiscal 1999, QAD paid Ms. Foley $126,000 in connection with the severing of her employment contract.

Certain Transactions

    See footnotes 3 and 8 of Summary of Compensation Table.

Director and Executive Officer Stock Ownership

    The following table shows how much QAD common stock each executive named in the summary compensation table on page 9 and each director owned on May 11, 1999. Shares of common stock subject to options held by a person that are currently exercisable or become exercisable within 60 days following May 11, 1999 are deemed outstanding and beneficially owned by that person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as provided below, the persons named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. All shares held by Pamela Lopker and Karl Lopker are held jointly, except that 680,092 shares are held in trust for the Lopkers' minor children and 12,000 shares are held in a charitable remainder trust. Pamela Lopker and Karl Lopker act as joint trustees of the trusts. The following table does not include 311,000 shares, which are held by a charitable foundation of which the Lopkers are officers.



                                                                    Shares Covered
         Directors                                                 by  Exercisable               Percent
      Executive Officers              Shares Owned                      Options                 of Class
      ------------------              ------------                      -------                 --------
Pamela M. Lopker                        18,555,723                           --                    61.6%
Karl F. Lopker                          18,555,723                           --                    61.6%
A. J. Moyer                                  8,666                       37,500                       *
Vincent P. Niedzielski                         500                       53,333                       *
Barry R. Anderson                           12,189                       22,500                       *
Evan M. Bishop                             761,000                        2,500                     2.5%
Peter R. van Cuylenburg                      7,500                        3,750                       *
Koh Boon Hwee                                   --                        3,750                       *
All directors and
  executive officers
  as a group (10 persons)               19,375,441                      133,333                    64.8%

__________________
*Less than 1 percent.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

  The line graph below compares the yearly percentage change in the cumulative total stockholder return on QAD's common stock with the cumulative total return of the Nasdaq Composite Index and the BancAmerica Robertson Stephens (BARS) Software Index for the period beginning August 5, 1997 and ending January 31, 1999. The graph assumes that $100 was invested on the date of QAD's initial public offering and that all dividends were reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                AMONG QAD INC., THE NASDAQ TOTAL RETURN INDEX,
             AND THE BANCAMERICA ROBERTSON STEPHENS SOFTWARE INDEX


                             [GRAPH APPEARS HERE]


      Measurement Periods                                   NASDAQ           BARS
   (Months from IPO through                              Total Return      Software
   Fiscal Year 1999 Covered)               QAD Inc.         Index           Index
           08/05/97                        100.00           100.00         100.00
           10/31/97                         94.17            98.46         103.46
           01/30/98                         97.50           100.35         102.27
           04/30/98                         92.50           115.74         130.27
           07/31/98                         55.83           115.63         115.56
           10/30/98                         31.25           110.46         114.74
           01/29/99                         27.92           156.98         155.12

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires QAD's officers and directors and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq and to furnish QAD with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms from persons subject to the reporting requirements of Section 16(a), management believes that all reporting persons complied with all applicable filing requirements of Section 16(a) for the fiscal year ended January 31, 1999.

         APPROVAL OF AMENDMENT TO QAD INC. 1997 STOCK INCENTIVE PROGRAM
                                   (ITEM II)

  The stockholders are being asked to approve an amendment to the QAD Inc. 1997 Stock Incentive Program that will increase the number of shares of common stock available for issuance under the 1997 program from 4,000,000 shares to 8,000,000 shares. The 4,000,000-share increase was approved by the board on March 1999, subject to stockholder approval at the annual meeting. The board believes it is in QAD's best interest to increase the share reserve so that QAD can continue to attract and retain the services of those persons essential to the company's growth and financial success.

  Of the 4,000,000 shares currently authorized under the 1997 program, only 494,784 shares remained available as of March 2, 1999. The rest have been granted in various forms permitted by the 1997 plan as set forth below over a period from April, 1997 through March 2, 1999, a period of nearly two years.
The board believes that the approval of an additional 4,000,000 shares under the 1997 program should be sufficient for the company's needs under the 1997 program for the next two or three years.

Summary of the QAD Inc. 1997 Stock Incentive Program

  The following is a summary of the principal features of the 1997 program. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at QAD's offices listed on page 2 under "company contact."

  In May 1997, the board of directors adopted and the stockholders approved the QAD Inc. 1997 Stock Incentive Program. Under the 1997 program, the board of directors, or its designated administrators, have the flexibility to determine the type and amount of awards to be granted to eligible participants.

  Purpose, structure, awards and eligibility. The 1997 program is intended to secure for QAD and its stockholders the benefits arising from ownership of common stock by individuals employed or retained by QAD who will be responsible for the future growth of the enterprise. The 1997 program is designed to help attract and retain superior personnel for positions of substantial responsibility, and to provide individuals with an additional incentive to contribute to the company's success.

  The 1997 program is composed of seven parts and the program administrators may make the following types of awards under the 1997 program:

(1)  incentive stock options (ISOs) under the Incentive Stock Option Plan;
(2)  nonqualified stock options (NQSOs) under the Nonqualified Stock Option
     Plan;
(3)  restricted shares under the Restricted Shares Plan;
(4)  rights to purchase stock under the Employee Stock Purchase Plan (ESPP);
(5)  grants of options under the Non-Employee Director Stock Option Plan;
(6)  stock appreciation rights (SARs) under the Stock Appreciation Rights Plan;
     and
(7) specified other stock rights under the Stock Rights Plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.

  Officers, key employees, employee directors, consultants and other independent contractors or agents of QAD or our subsidiaries who are responsible for or contribute to the management, growth or profitability of our business are eligible for selection by the program administrators to participate in the 1997 program, provided, however, that incentive stock options may be granted under the Incentive Stock Option Plan only to a person who is an employee of QAD or its subsidiaries.

  Shares subject to 1997 program. There were previously authorized and reserved for issuance an aggregate of 4,000,000 shares of QAD common stock under the 1997 program. The shares of common stock issuable under the 1997 program may be authorized but unissued shares, shares issued and reacquired, or shares purchased by the company on the open market. If any of the awards granted under the 1997 program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the 1997 program.

  Effective date and duration. All of the plans other than the Incentive Stock Option Plan and the Employee Stock Purchase Plan, became effective upon their adoption by the board of directors. The Incentive Stock Option Plan and the Employee Stock Purchase Plan became effective upon their adoption by the board of directors and approval of the 1997 program by a majority of the stockholders. The 1997 program will continue in effect until May 2007 unless sooner terminated under the general provisions of the 1997 program.

  Administration. The 1997 program is administered by the board of directors or by a committee appointed by the board. That committee must consist of not less than two directors who are:

 . non-employee directors within the meaning of SEC Rule 16b-3 under the Securities Exchange Act of 1934, so long as non-employee director administration is required under Rule 16b-3; and
 . outside directors as defined in Section 162(m) of the Internal Revenue Code
  (the Code) of 1986, so long as outside directors are required by the Code.

  Subject to these limitations, the board of directors may from time to time remove members from the committee, fill all vacancies on the committee, and select one of the committee members as its chair. The program administrators may hold meetings when and where they determine, will keep minutes of their meetings, and may adopt, amend and revoke rules and procedures in accordance with the terms of the 1997 program. The 1997 program is presently administered by the non-employee directors who serve on the compensation committee of the board.

New plan benefits

  As of May 1, 1999, no options had been granted and no direct stock issuances had been made with respect to the 4,000,000-share increase proposed in this Item II.

Federal income tax consequences

  Option Grants

  Options granted under the 1997 program may be either incentive stock options
(ISOs) which satisfy the requirements of Section 422 of the United States Internal Revenue Code of 1986 or nonqualified stock options (NQSOs) which are not intended to meet those requirements. Options granted under the Non-Employee Directors Stock Option are non-statutory options. To date under the 1997 plan, no ISOs have been granted. The federal income tax treatment for the NQSOs is as follows:

  . Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. The optionee is required to satisfy the tax withholding requirements applicable to that income.

    QAD will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonqualified stock option. The deduction generally will be allowed for by QAD in the taxable year that the ordinary income is recognized by the optionee.

  Restricted Shares Plan

  . The tax principles applicable to the issuance of restricted shares under the 1997 program will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by Section 83 of the Code. Restricted shares are not taxed at the time of grant unless the grantee elects to be taxed under Section 83(b) of the Code. When the restriction lapses, the grantee will have ordinary income equal to the fair market value of the shares on the vesting date. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the fair market value of the granted shares on the grant date. If the
    Section 83(b) election is made, the grantee will not recognize any additional income when the restriction lapses. QAD will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

  Employee Stock Purchase Plan (ESPP) issuances

  . The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to QAD, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the plan or in the event the participant should die while still owning the purchased shares.

  If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and QAD will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the excess.

  If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (2) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. QAD will not be entitled to any income tax deduction with respect to that sale or disposition.

  If the participant still owns the purchased shares at the time of death, the lesser of (1) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (2) 15% of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

  Stock Appreciation Rights (SARs)

  . A 1997 program participant who is granted an SAR will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. QAD will be entitled to an income tax deduction equal to the appreciation distribution for in the taxable year that the ordinary income is recognized by the participant.

  Stock Rights

  . Generally, a program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right, if a present transfer of stock or value is made to the participant, or in the year of payment, such as in the case of a dividend equivalent right. That income will generally equal to the fair market value of the granted right or payment. QAD will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of executive compensation

  We anticipate that any compensation deemed paid by QAD in connection with the disqualifying disposition of incentive stock option shares or the exercise of nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will generally qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of QAD. Accordingly, we believe all compensation deemed paid under the 1997 program with respect to those dispositions or exercises will remain deductible by QAD without limitation under Code Section 162(m).

Accounting treatment

  Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in compensation expense to QAD equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. The only exception to this are shares issued under the ESPP. Under current accounting rules, the issuance of common stock under the ESPP allows QAD to continue to measure compensation cost of this Plan using the intrinsic value. However, the impact of purchase rights granted under the ESPP must be disclosed in pro forma financial statements to reflect their impact on reported earnings and earnings per share as if the fair value method had been applied. Compensation expense will be expensed over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to QAD's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining QAD's earnings per share on a diluted basis.

  Under a recently proposed amendment to the current accounting principles, option grants made to non-employee board members or consultants after December 15, 1998 will result in a direct charge to QAD's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. The charge must include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options that are repriced after December 15, 1998 also will trigger a direct charge to QAD's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the repriced option (or, if later, the effective date of the final amendment) and the date the option is exercised.

  If an optionee is granted stock appreciation rights having no conditions upon exercisability other than a service or employment requirement, then those rights will result in compensation expense to QAD.

Stockholder Approval

  QAD is seeking stockholder approval of the increase in the number of shares authorized and reserved for issuance under the 1997 program.

  The board believes that it is in the best interest of QAD to continue to have a comprehensive equity incentive program for QAD which will provide a meaningful opportunity for officers, key employees, employee directors, consultants and other independent contractors or agents of QAD or our subsidiaries to acquire a substantial proprietary interest in QAD and thereby encourage those individuals to remain in QAD's service and more closely align their interests with those of the stockholders.

  The board recommends that you vote "FOR" the approval of the amendment to the 1997 program.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                   (ITEM III)

  The audit committee of the board has appointed KPMG LLP to audit QAD's financial statements for fiscal year 2000. Management asks you to ratify that appointment. KPMG has been QAD's independent accounting firm for many years, and management believes KPMG is well qualified for the job. Although the ratification is not required by law, the board believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the board, the failure of the stockholders to ratify the appointment of KPMG as QAD's independent auditors would be considered by the board and the audit committee in determining whether to continue the engagement of KPMG. A KPMG representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires.

  The board recommends you vote "FOR" this proposal.

                             STOCKHOLDER PROPOSALS

  Any shareholder proposal for QAD's annual meeting in 2000 must be sent to the Secretary at the address of QAD's principal executive office given under "company contact" on page 2. Any stockholder who wishes to present a proposal for the inclusion in the proxy statement for action at the 2000 annual meeting must comply with QAD's certificate of incorporation and bylaws and the rules and regulations of the SEC then in effect. The deadline for receipt of a proposal to be considered for inclusion in QAD's proxy statement is January 15, 2000. On request, the Secretary will provide detailed instructions for submitting proposals.


                                   IMPORTANT

  TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


                                             QAD Inc.


May 16, 1999

                                    QAD INC.
                 ANNUAL MEETING OF STOCKHOLDERS, JUNE 22, 1999
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS OF QAD INC. The undersigned hereby appoints Pamela M. Lopker, Karl. F. Lopker and A. J. Moyer, and each of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock, of QAD Inc. held of record by the undersigned at the close of business on May 11, 1999, at the annual meeting of stockholders to be held on June 22, 1999 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED HEREIN AS A DIRECTOR OF QAD INC., FOR THE APPROVAL OF THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE QAD INC. 1997 STOCK INCENTIVE PROGRAM BY 4,000,000 SHARES AND FOR RATIFICATION OF KPMG LLP AS QAD'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.

Should the nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.


PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

[X]  PLEASE MARK YOUR
     VOTES AS INDICATED IN
     THIS EXAMPLE.

                       FOR       WITHHELD
1. Election of         [_]         [_]     Nominee: Evan M. Bishop
   director to
   serve until the
   2002 annual
   meeting of
   stockholders.


                                                               FOR          AGAINST        ABSTAIN
2. To approve an amendment to the QAD Inc. 1997                [_]            [_]           [_]
   Stock Incentive Program increasing the number of
   shares of QAD's common stock reserved for
   issuance under the plan by 4,000,000 shares.

3. The proposal to ratify the appointment of KPMG              [_]            [_]           [_]
   LLP as the QAD Inc.'s auditors for fiscal year 2000.

   Please indicate by a check mark whether you plan to attend the annual meeting.           [_]

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is mad, the proxy will be voted FOR the election of the nominee named herein and FOR Items 2 and 3.

SIGNATURE(S)________________PRINT NAME OF STOCKHOLDER_______________ DATE______

NOTE: PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
      SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.